Exhibit 99.01

Contacts:           Financial:                                                Press:
Stephen Recht                                   Bridgette Thomas
Chief Financial Officer                         Senior Director of Corporate Communications
650/610-5212                                              650/610-3519

Shutterfly Announces Third Quarter 2007 Financial Results

•	54% Increase in Revenues, Year-Over-Year
•	27th Consecutive Quarter of Year-Over-Year Revenue Growth
•	90% Growth in Personalized Products & Services Revenues, Year-Over-Year
•	33% Increase in Orders, Year-Over-Year
•	35% Increase in Transacting Customers, Year-Over-Year

REDWOOD CITY, Calif., October 30, 2007 (BUSINESS WIRE) -- Shutterfly, Inc. (NASDAQ:SFLY), an Internet-based social expression and personal publishing service, today announced third quarter 2007 financial results for the period ended September 30, 2007.

"Another strong quarter of execution resulted in robust growth in revenues, customers and orders,” said president and chief executive officer Jeffrey Housenbold. "Shutterfly continues to increase awareness of our premium brand, while we invest in our business to take advantage of the rapidly-expanding markets for social expression and personal publishing."

Third Quarter 2007 Financial Highlights

•	Total revenues were $32.6 million, an increase of 54% over the third quarter 2006, and the twenty-seventh consecutive quarter of year-over-year revenue growth.

•	Personalized Products & Services Revenues[1] were $14.6 million, a 90% increase over the third quarter 2006, and comprising 45% of total revenues.

•	Revenues from existing customers were 76% of total, as compared to 78% of total for the third quarter 2006.

•	Gross profit margins were 47% of revenues, as compared to 49% of revenues for the third quarter 2006.

•	Total operating expenses were $22.0 million, as compared to $15.4 million for the third quarter 2006.

•	Adjusted EBITDA[2] was a loss of approximately ($698,000), as compared to a loss of ($715,000) in the third quarter 2006.

•	GAAP net loss was ($3.3 million), as compared to a loss of ($2.7 million) for the third quarter 2006.

•	GAAP net loss per share was ($0.14), as compared to a net loss per share of ($0.70) for the third quarter 2006.

•	The Company ended the third quarter of 2007 with $94.6 million in cash, cash equivalents and short-term investments.

Third Quarter 2007 Operating Metrics

•	Orders for the quarter totaled 1.7 million – a 33% increase over the third quarter 2006.

•	Transacting customers for the quarter totaled 844,000 – a 35% increase over the third quarter 2006.

•	Average order value for the quarter was $19.63, as compared to $17.00 for the third quarter 2006, a year-over-year increase of 15%.

•	Average orders per day were approximately 18,100 for the third quarter 2007, as compared to 13,500 for the third quarter of 2006, a year-over-year increase of 34%.

Recent Operating Highlights

•	Launched its Halloween-themed party invitations, greeting cards and photo books.

•	Expanded its holiday greeting card offering with new formats, styles and form factors, including a line of premium cards from leading designers.

•	Launched a Martha Stewart designed photo book and holiday cards, available exclusively at Shutterfly.

•	Announced the availability of digital scrapbooking holiday card templates and new scrapbook page form-factors, extending Shutterfly’s position as the premium printing source for digital scrapbookers.

•	Announced an exclusive partnership with Sony, to welcome Sony ImageStation customers to the Shutterfly service.

•	Announced a partnership with Delta Airlines, that enables Delta SkyMiles members to turn their photo memories into frequent flier miles at Shutterfly.

"We’re pleased by our continued execution in the third quarter,” said Stephen Recht, chief financial officer of Shutterfly.  “We’re confident that investments in our brand, in new products and services, in manufacturing and in infrastructure will contribute to strong execution during the high volume fourth quarter.”

Business Outlook

The Company's financial expectations for the fourth quarter and the full year 2007, and preliminary expectations for full year 2008 are as follows:

Fourth Quarter 2007:

•	Revenues within the range of $90.5 million to $93.5 million, an increase of 38% to 42% as compared to the fourth quarter of 2006.

•	Gross margins within the range of 58% to 60% of revenues.

•	Adjusted EBITDA between 32% and 34% of revenues.

•	Effective tax rate approximately 38%.

•	Weighted average shares outstanding approximately 26.8 million for diluted EPS purposes.

Full Year 2007:

•	Revenues within the range of $180 million to $183 million, an increase of 46% to 48% as compared to the full year 2006.

•	Gross margins within the range of 54% to 56% of revenues.

•	Adjusted EBITDA to range from 16% to 17.5% of revenues.

•	Capital expenditures of approximately 19% to 19.5% of revenues.

•	Effective tax rate approximately 37%.

•	Weighted average shares outstanding to be approximately 26.6 million for diluted EPS purposes.

The foregoing guidance supersedes any guidance previously issued by the Company for the fiscal year ending December 31, 2007. All such previous guidance should no longer be relied upon.

Preliminary Guidance for 2008:

•	Revenues within the range of $240 million to $255 million.

•	Adjusted EBITDA to range from 16% to 18% of revenues.

Note that since historically approximately half of the Company’s revenue and most of its Adjusted EBITDA margins occur during the seasonally strong fourth quarter, the Company’s insights into performance may change throughout the course of the year as it obtains additional visibility into future performance.

Third Quarter 2007 Conference Call

Management will review the third quarter 2007 financial results and its expectations for subsequent periods at a conference call on October 30, 2007 at 2:00 p.m. Pacific Time. To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 1-913-312-1405.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Tuesday, November 13, 2007. To hear the replay, please dial 1-719-457-0820, replay passcode: 3948312.

About Non-GAAP Financial Information

When used in connection with historical results and forward-looking guidance, the non-GAAP financial measure Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.  In addition, for the three and nine months ended September 30, 2006, adjusted EBITDA also excluded a one-time non-cash charitable contribution.  For more information, please see Shutterfly’s SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures better reflect the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets and manage expenditures. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share prepared in accordance with GAAP.

About Shutterfly

Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service. Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner. Shutterfly's flagship product is its award-winning Photo Book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books. The Company has more than 1.5 billion images stored in its digital archive. More information about Shutterfly (NASDAQ: SFLY) is available at www.shutterfly.com. Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the fourth quarter and full year 2007, and preliminary expectations for full year 2008 set forth under the caption "Business Outlook," as well as statements regarding the Company's continued investment in infrastructure. The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, our ability to expand our customer base; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our management's broad discretion regarding the spending of the net proceeds from our public offering; unforeseen changes in expense levels; competition, which could lead to pricing pressure; and general economic conditions. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended September 30, 2007, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

1 Personalized Products and Services revenues were previously referred to as "Non-print revenues" and include among other things, photo books, folded greeting cards, calendars, and photo-based merchandizing.

2 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation and, in 2006, a one-time non-cash charitable contribution to establish the Shutterfly Foundation.

Shutterfly, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Net revenues	$32,602	$21,155	$89,184	$57,675
Cost of revenues (1)	17,240	10,866	45,107	29,371
Gross profit	15,362	10,289	44,077	28,304
Operating expenses (1):
Technology and development	7,579	4,958	20,034	13,212
Sales and marketing	7,042	5,399	19,421	13,595
General and administrative	7,352	5,057	20,056	12,755
	21,973	15,414	59,511	39,562
Loss from operations	(6,611)	(5,125)	(15,434)	(11,258)
Interest expense	(54)	(61)	(147)	(209)
Other income (expense), net	1,350	491	4,252	1,015
Loss before income taxes	(5,315)	(4,695)	(11,329)	(10,452)
Benefit from income taxes	2,001	1,948	4,515	4,048
Net loss	$(3,314)	$(2,747)	$(6,814)	$(6,404)

Net loss per share - basic and diluted	$(0.14)	$(0.70)	$(0.28)	$(1.65)

Weighted-average shares outstanding - basic and diluted	24,425	3,951	24,165	3,890

(1) Stock-based compensation is allocated as follows:	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Cost of revenues	$46	$30	$123	$62
Technology and development	162	213	618	473
Sales and marketing	267	157	580	358
General and administrative	549	279	1,487	659
	$1,024	$679	$2,808	$1,552

Shutterfly, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(Unaudited)

	September 30,	December 31,
	2007	2006

Assets
Current assets:
Cash and cash equivalents	$91,599	$119,051
Short-term investments	3,002	-
Accounts receivable, net	1,676	2,164
Inventories	3,040	2,493
Deferred tax asset, current portion	1,730	2,129
Prepaid expenses and other current assets	3,696	2,760
Total current assets	104,743	128,597
Property and equipment, net	49,534	30,919
Goodwill and intangible assets, net	3,852	1,396
Deferred tax asset, net of current portion	23,702	18,754
Other assets	2,171	494
Total assets	$184,002	$180,160

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$7,518	$9,385
Accrued liabilities	15,405	8,808
Deferred revenue	7,374	6,278
Current portion of capital lease obligations	1,338	1,961
Total current liabilities	31,635	26,432
Other liabilities	1,029	660
Capital lease obligations, less current portion	546	1,742
Total liabilities	33,210	28,834
Commitments and contingencies
Stockholders' equity
Undesignated preferred stock, $0.0001 par value; 5,000 shares authorized;
no shares issued and outstanding	-	-
Common stock, $0.0001 par value; 100,000 shares authorized; 24,577 and
23,705 shares issued and outstanding on September 30, 2007 and
December 31, 2006, respectively	2	2
Additional paid-in-capital	188,029	181,890
Accumulated other comprehensive loss	(37)	(35)
Deferred stock-based compensation	(48)	(191)
Accumulated deficit	(37,154)	(30,340)
Total stockholders' equity	150,792	151,326
Total liabilities and stockholders' equity	$184,002	$180,160

Shutterfly, Inc.
Consolidated Condensed Statements of Cash Flows
(in thousands)
(Unaudited)
	Nine Months Ended
	September 30,
	2007	2006

Cash flows from operating activities:
Net Loss	$(6,814)	$(6,404)
Adjustments to reconcile net loss to net cash provided by
(used in) operating activities:
Depreciation and amortization	12,217	7,332
Amortization of intangible assets	217	189
Amortization of stock-based compensation, net of cancellations	2,808	1,552
Change in carrying value of preferred stock warrant liability	-	(88)
Loss/(gain) on disposal of inventory and property and equipment	230	(30)
Deferred income taxes	(4,547)	(4,103)
Charitable contribution expense for shares issued to charitable foundation	-	923
Changes in operating assets and liabilities
Inventories	(542)	(52)
Accounts receivable, net	488	85
Prepaid expenses and other current assets	(936)	(1,337)
Other assets	(1,677)	(92)
Accounts payable	(1,867)	(666)
Accrued and other liabilities	6,931	(491)
Deferred revenue	1,096	1,388
Net cash provided by (used in) operating activities	7,604	(1,794)

Cash flows from investing activities:
Purchases of property and equipment	(30,918)	(16,531)
Acquisition of business and intangibles, net of cash acquired	(2,655)	-
Purchases of short term investments	(3,002)	-
Net cash used in investing activities	(36,575)	(16,531)

Cash flows from financing activities:
Principal payments of capital lease obligations and note payable	(1,871)	(1,024)
Payments of IPO related costs	-	(1,686)
Proceeds from issuance of common stock upon exercise of stock options	3,390	64
Repurchases of common stock	-	(11)
Net cash provided by (used in) financing activities	1,519	(2,657)

Net decrease in cash and cash equivalents	(27,452)	(20,982)
Cash and cash equivalents, beginning of period	119,051	39,153
Cash and cash equivalents, end of period	$91,599	$18,171

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$168	$150
Cash paid during the period for income taxes	760	-

Shutterfly, Inc.

Non-GAAP Adjusted EBITDA Reconciliation:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Loss from operations	$(6,611)	$(5,125)	$(15,434)	$(11,258)
Add back:
Depreciation and amortization	4,889	2,808	12,434	7,521
Stock-based compensation expense	1,024	679	2,808	1,552
Charitable Contribution	-	923	-	923

Non-GAAP Adjusted EBITDA	$(698)	$(715)	$(192)	$(1,262)

Metrics:
	Three Months Ended
	September 30,
	2007	2006

Customers	844,400	623,221

Orders	1,660,840	1,244,091

Average Order Value	$19.63	$17.00

Average Orders per Customer	2.0x	2.0x

Average Orders per Day	18,053	13,523